UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

EXPLANATORY NOTE
Criteo S.A. (the "Company") is filing this Amendment No.1 ("Amendment No. 1") to its Current Report on Form 8-K filed on November 10, 2016 (the "Form 8-K") following the completion of the acquisition of HookLogic, Inc. ("HookLogic") by Criteo Corp., a wholly owned subsidiary of the Company, to furnish the standalone financial statements of HookLogic as well as pro forma condensed combined financial information.
The Company intends to furnish unaudited historical quarterly combined financial information for each of the quarters during fiscal year 2016 concurrently with its financial results for the fourth quarter and fiscal year 2016, when it reports such financial results in the first quarter of 2017.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated statements of financial position of HookLogic as of December 31, 2015 and 2014 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2015 are filed as Exhibit 99.1 and are incorporated by reference herein.

The unaudited consolidated statements of financial position of HookLogic as of September 30, 2016 and September 30, 2015 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows are filed as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company for the year ended December 31, 2015 and as of and for the nine months ended September 30, 2016, giving effect to the acquisition of HookLogic, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of KPMG.
99.1
Audited consolidated statements of financial position of HookLogic as of December 31, 2015 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2015.

99.2
Unaudited consolidated statements of financial position of HookLogic as of September 30, 2016 and September 30, 2015 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: December 27, 2016	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG.
99.1
Audited consolidated statements of financial position of HookLogic as of December 31, 2015 and 2014 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2015.

99.2
Unaudited consolidated statements of financial position of HookLogic as of September 30, 2016 and September 30, 2015 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company.